Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, James Lucania, Executive Vice President and Chief Financial Officer (Principal Financial Officer) of HealthEquity, Inc. (the “Company”), hereby certify that, to my knowledge:
1.Our Quarterly Report on Form 10-Q for the quarter ended July 31, 2025 (the “Report”), of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 2, 2025

By:	/s/ James Lucania
Name:	James Lucania
Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)